UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT 1934

Date of Report (Date of earliest event reported): June 25, 2014

HEALTHCARE CORPORATION OF AMERICA

(Exact name of registrant as specified in charter)

Delaware	000-54527	27-4563770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 Ford Road, Suite 230 Denville, NJ, 17834
(Address of Principal Executive Offices and Zip code)

Registrant’s telephone number, including area code: (973) 983-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2014, Healthcare Corporation of America (the “Company” or “HCCA”) entered into a Separation Agreement with Mr. Mark Carlesimo, its General Counsel and Secretary. Pursuant to the Separation Agreement, Mr. Carlesimo ceased serving as an officer of the Company effective June 17, 2014. The Separation Agreement was subject to a seven day revocation period, which expired June 25, 2014.   Pursuant to the terms of the Separation Agreement, the Company will pay Mr. Carlesimo severance of $100,000 over an eight months period, subject to applicable withholding.

On June 25, 2014, the Board of Directors of the Company appointed Ms. Ann Saskowitz as Secretary of the Company. Ms. Saskowitz has served as Vice President of Service Operations and a member of the Board of Directors since 2010. Ms. Saskowitz previously served as Director of Claim Policy Implementation at Horizon Blue Cross-Blue Shield of New Jersey from 1984 to 2009, in which capacity she developed and managed call center operations and led multi-million dollar business initiatives. She is also responsible for creating Horizon’s Claim Policy Implementation Department. She holds a BA in Journalism and American Studies from Seton Hall University.

On June 25, 2014 the Board of Directors promoted Mr. Scott Weeber and appointed him the Company’s Principal Accounting and Financial Officer. Mr. Weeber has served as HCCA’s Vice President of Finance and Accounting and Treasurer since April 10, 2013 and has been HCCA’s Vice President of Finance and Accounting since January 2013. Mr. Weeber has held various accounting and finance positions during his career. He worked as an Accountant/Auditor at Pannell Kerr Forster PC from 1991 to 1995. Mr. Weeber also served as a controller for U.S. Bronze Powders from 1996 to 1999. He held various managerial finance positions at Kraft Foods from 2000 to 2008 and at Novartis from 2010 to 2012. Mr. Weeber holds a BS in Accounting from Rutgers University and is a CPA licensed in the state of New Jersey.

Also on June 25, 2014, the Board of Directors accepted the resignation of Yoav M. Cohen from his position as Interim Chief Financial Officer of the Company.  Mr. Cohen will continue to work with the Company as a financial advisor and will report directly to the Chie Executive Officer. Mr. Cohen is an experienced strategic and turn-around advisor.

Item 9.01 Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                        HEALTHCARE CORPORATION OF AMERICA

Dated:  June 27, 2014

                                                                                                        By:   /S/ Natasha Giordano
                                                                                                                Name:  Natasha Giordano
                                                                                                                Title:    Chief Executive Officer